UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

Summit Cash Reserves Fund	April 30, 2009

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The turmoil that had gripped the credit markets last fall began to ease over the past six months, even as the economy continued into its deepest recession in decades. Yields on government securities reached multi-decade lows during the period, and yields on other types of securities began to fall sharply as the period ended, resulting in good price gains. The Summit GNMA Fund recorded a solid gain as investors proved particularly receptive to the combination of GNMAs’ higher yields and government guarantee. The very low interest rate environment was less welcoming for money market investors, who rely on current income. The Summit Cash Reserves Fund recorded a very modest return in this environment, although it once again handily outperformed the majority of its peers.

ECONOMY AND INTEREST RATES

The U.S. economy experienced one of its sharpest downturns on record over the past six months. In the worst consecutive quarters of economic performance since the late 1950s, gross domestic product contracted at an annualized rate of 6.3% in the fourth quarter of 2008 and 5.7% in the first quarter of 2009, according to latest estimates. As businesses closed or scaled back, the unemployment rate shot upward, from 6.6% in October to 8.9% in April, and most experts anticipated that it would continue to rise substantially. The depth of the contraction and the challenges posed to recovery caused many to argue that the economy was in the midst of the worst recession since World War II. Moreover, the recession was global in nature, with many countries faring worse than the United States.

The historic scope of the downturn brought forth an equally massive and innovative (or haphazard, to its critics) policy response. The Federal Reserve greatly expanded its traditional role, fashioning itself occasionally as the banker of last resort in order to get credit flowing again. Three new Fed programs were especially notable. First, the Fed began in earnest a program of “quantitative easing.” The central bank started purchasing long-term Treasury bonds in order to increase the money supply, keep long-term rates at low levels, and encourage investors to buy other types of securities. Second, in an effort to bring down mortgage rates, the Fed began buying debt and securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae. Finally, the Fed’s Term Asset-Backed Securities Loan Facility, or TALF, saw the central bank attempt to restart the asset-backed securities market by providing low-interest loans to purchasers of bundles of car, credit card, student, and other types of loans. The Fed also pushed the throttle of its traditional monetary driver, the federal funds rate, to full when it lowered the rate to a range of 0% to 0.25% in December.

The government also expanded significantly on the fiscal and regulatory response to the crisis. The Treasury Department reconfigured the Troubled Asset Relief Program (TARP) put in place last fall, and the government provided massive amounts of new funds to three of the largest financial institutions to ensure they remained solvent. The Obama administration also established a special regulator to oversee a rescue program for U.S. automakers and eventually guided Chrysler into bankruptcy. Finally, Congress enacted the largest stimulus program, in absolute terms, in history. Composed of tax cuts, infrastructure investment, and expanded benefits for the unemployed, the $787 billion program was signed into law in late February and began to take effect in late March and early April.

Due, in part, to this fiscal and monetary barrage, scattered signs of improved—or at least stabilized—economic conditions began to emerge late in our reporting period. These “green shoots” of recovery included a moderating pace of home price declines, a rise in consumer spending in the first quarter, and a sharp rebound in consumer confidence (albeit to still low levels). The pace of job losses also appeared to abate, although the unemployment rate continued to move higher as laid-off workers had trouble finding new jobs. Most economists looked for the unemployment rate to move higher through next year, as improvement in the job market typically lags other indicators.

While some worried that massive deficit spending and the Fed’s easy money policy might result in long-term inflation, price pressures appeared to remain in check in the short term. Indeed, the consumer price index began to decline on a year-over-year basis, thanks in large part to a steep fall in energy prices. Some argued that the economy in fact faced a greater threat from deflation, or a pattern of broad-based price declines that encourages consumers to put off spending and further delays recovery. Absent food and energy costs, however, the “core” inflation rate remained modestly positive.

SUMMIT CASH RESERVES FUND

Your fund returned 0.51% in the six months ended April 30, 2009. The fund again outpaced the Lipper Money Market Funds Average because of its low expenses and favorable maturity posture, or the mix of maturities in the portfolio. The longer-term returns for the fund have always been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 34 out of 314, 25 out of 293, 22 out of 275, and 15 out of 199 money market funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2009, respectively. Results will vary for other time periods. Source for data: Lipper Inc. Past performance cannot guarantee future results.)

The past six months began with financial markets in turmoil and a seemingly crippled banking system that had shattered investor confidence, leading investors to flee to the safety of money funds in record numbers. With credit risk seemingly pervasive, investors systematically began rejecting all but those investments deemed the highest quality and most safe. In fits and starts, markets have calmed, stability measures have taken hold, and investor confidence is slowly returning. We end the period hopeful that some nascent signs of recovery are beginning to appear.

These market events served to push all money market rates significantly lower. Investors’ flight to the safety of the Treasury bill market drove rates down to near 0% by late 2008, though yields recovered as panic buying subsided after year-end. Yields on agency debt—viewed as a Treasury surrogate—also moved lower, ending the period trading at levels close to Treasuries. As central bank and Treasury programs have gained traction, investors have begun to perceive less risk in the system, with the result that commercial paper and bank certificate of deposit (CD) yields also have begun to move lower.

All money market rates are converging on the overnight fed funds rate, targeted between 0% and 0.25%. One closely watched measure, the 90-day London Interbank Offered Rate (Libor), has fallen 182 basis points (1.82%) since our last report, ending the period at 1.02%. Six-month Treasury bill rates fell 68 basis points, ending the period at 0.24%. Money market rates may fall even further in this interest rate cycle, however, due to persistently high levels of assets in money market funds, diminished commercial paper issuance, and a reduced number of quality issuers.

Our investments remain consistently focused on quality and liquidity. With rates falling, we have extended the fund’s weighted average maturity significantly since our last report. In particular, higher-quality asset-backed commercial paper and banks with low exposure to the weakening consumer and real estate credits have been among our preferred investments. Particularly encouraging has been the slow revival of funding in the asset-backed market, where we recently added exposure to auto and agricultural equipment loans.

Our outlook for the next six months is for rates to remain low and probably move lower. The massive Federal Reserve monetary and quantitative easing appears certain to continue through the end of 2009. Our investment goal will be to continue to identify higher-quality securities that allow us to lock in somewhat longer-maturity exposures, while still maintaining an eye toward liquidity.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 7.52% over the six months ended April 30, 2009. As shown in the Performance Comparison table, the portfolio modestly trailed both of its benchmarks. The fund’s performance continued to compare favorably to the majority of its peers, however, particularly over longer time periods. (Based on cumulative total return, the fund was ranked 24 out of 65, 25 out of 58, 22 out of 57, and 11 out of 38 funds among its Lipper GNMA Funds peer group for the 1-, 3-, 5-, and 10-year periods ended April 30, 2009, respectively. Results will vary for other time periods. Source for data: Lipper Inc. Past performance cannot guarantee future results.)

Two powerful forces battled for supremacy over the past six months, presenting a challenging market environment for investors in securitized products such as mortgage-backed securities (MBS). On one side, we saw continued economic weakness and deteriorating fundamentals, which directly affected the underlying collateral and cash flows of the securities in our universe. Among residential mortgage securities, the deterioration in credit quality that had ravaged the lower-quality subprime and Alt-A segments spread upward. Issues with the most pristine prime collateral experienced rapidly increasing delinquencies among the underlying loans and widespread downgrades by the major ratings agencies of securities backed by these loans. The recession also took its toll on the collateral behind asset-backed securities (ABS), as consumers struggled to make payments on car loans and credit cards. Finally, commercial mortgage-backed securities (CMBS) suffered from concerns surrounding decreased occupancy, borrowers’ inability to refinance loans coming due, and the bankruptcy of several major market participants. Markets in all three segments reached record spreads—the yield premium investors demand for taking on additional risk—in the closing months of 2008.

On the other side of the battle—and arguably its winner in the early months of 2009—has been an extremely powerful force in the form of the U.S. government. Aiming at restoring liquidity to the fixed-income markets and getting credit flowing again to those that desperately need it, the Fed and Treasury have instituted multiple historic programs that, to date, seem to be having the desired effect of decreasing risk premiums. The Fed and Treasury have committed a massive $1.5 trillion to their combined purchase program of agency MBS. This has substantially lowered MBS spreads and, by extension, conforming mortgage rates. In addition, the Public-Private Investment Program (PPIP) and TALF have partnered the government with private investors in hopes of thawing the more credit sensitive non-agency MBS, ABS, and CMBS markets. Though still in their infant stages, we have already seen a positive reaction to these programs in the form of improved liquidity and compressed spreads in the targeted markets. These are just a few of the more prominent government initiatives currently on the table.

The table below shows excess returns over equal-duration Treasuries, a common way of comparing returns for different types of bonds relative to the risk-free rate. The table illustrates the competing forces described above—the closing months of 2008 marked by risk aversion in the face of declining fundamentals, only to see performance buoyed by government programs in the opening months of 2009.

As shown in the Excess Returns table, the fund’s primary focus, Ginnie Maes, have enjoyed stable, consistent returns relative to other securitized products. This has been due to investors’ appetite for their yield advantage over Treasuries combined with the safety they offer from a government guarantee. Conversely, the fund’s small allocation to prime non-agency MBS detracted from our performance, as these securities were some of the hardest hit by the credit crisis. However, government support has propped up this sector in recent weeks.

Additionally, we have had a small allocation to AAA rated CMBS, which fell back dramatically in November in response to the three-headed monster of declining fundamentals, illiquidity, and deleveraging. Since mid-March, however, CMBS have rebounded strongly in response to a growing acknowledgment that the government is committed to supporting the asset class. In the wake of the recent gains, we have reduced our position slightly, yet we continue to believe the segment offers attractive investment opportunities.

Going forward, we will continue to balance our assessments of the government’s evolving response to the credit crisis and the deteriorating fundamentals still facing the market. We remain conservative in our positioning and investment approach, and a good deal of our attention is focused on protecting the portfolio from rising prepayments, which is becoming of paramount concern as the government programs previously discussed inevitably lead to increased refinancing activity. In addition, we continue to search for opportunities outside of our benchmark in high-quality securitized products as we expect the positive effect government initiatives have had on these sectors to persist. As always, much of our time is dedicated to the careful selection of specific MBS pools that are attractively valued and respond well to changes in interest rates, an effort that continues to aid the fund’s returns.

OUTLOOK

While the credit markets have improved markedly over the past six months, the continuing deep economic slump and the consequent erosion in credit conditions argue for continued vigilance on the part of investors. The Federal Reserve and Treasury have broadened their roles significantly in the credit markets, and we are closely monitoring the government’s response as it evolves. At all times, however, our focus will remain on the careful security selection using the firm’s extensive in-house research capabilities.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 15, 2009

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point increase in interest rates, and vice versa.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

## Portfolio of Investments ‡

(Amounts in 000s)

| | $ Par | Value |
|---|---|---|
| **ASSET BACKED SECURITIES 0.5%** | | |
| CNH Equipment Trust, Series 2009-A, Class A1 1.736%, 4/15/10 | 10,987 | 10,987 |
| World Omni Auto Receivables Trust, Series 2009-A, Class A1 1.622%, 4/15/10 | 22,000 | 22,000 |
| Total Asset Backed Securities (Cost $32,987) | | 32,987 |
| **BANK NOTE 1.2%** | | |
| Bank of America, 0.48%, 5/4/09 (1)(10) | 50,000 | 50,000 |
| KBC Bank, FRN, 1.681%, 6/12/09 | 25,000 | 25,000 |
| Total Bank Note (Cost $75,000) | | 75,000 |
| **CERTIFICATES OF DEPOSIT 22.2%** | | |
| **Domestic 1.6% (2)** | | |
| Chase Bank, 0.55%, 6/17/09 | 62,000 | 62,000 |
| Credit Suisse New York, 1.25%, 9/21/09 | 38,500 | 38,500 |
| | | 100,500 |
| **Eurodollar 5.4% (3)** | | |
| Australia & New Zealand Banking Group, 0.60%, 7/16/09 | 50,000 | 50,000 |
| Bank of Montreal, 0.55%, 7/24/09 | 50,000 | 50,000 |
| BNP Paribas, 1.05%, 6/8/09 | 50,000 | 50,000 |
| BNP Paribas, 1.155%, 7/17/09 | 62,000 | 62,001 |
| Commonwealth Bank of Australia, 0.85%, 5/12/09 | 43,000 | 43,000 |
| HSBC Bank, 0.87%, 5/29/09 | 24,500 | 24,500 |
| HSBC Bank, 0.98%, 11/5/09 | 25,000 | 25,001 |
| HSBC Bank, 1.47%, 9/21/09 | 32,000 | 32,001 |
| | | 336,503 |

**Yankee 15.2% (4)**

| | | |
|---|---|---|
| Abbey National Treasury Services, FRN, 1.482%, 6/30/09 | 34,000 | 34,000 |
| Allied Irish Banks, FRN, 1.654%, 8/5/09 | 29,000 | 29,000 |
| Allied Irish Banks, FRN, 1.721%, 6/12/09 | 20,000 | 20,000 |
| Banco Bilbao Vizcaya, 1.07%, 10/30/09 | 39,000 | 39,002 |
| Banco Bilbao Vizcaya, 1.455%, 10/5/09 | 50,000 | 50,001 |
| Banco Bilbao Vizcaya, 1.46%, 4/30/10 | 35,000 | 35,004 |
| Bank of Ireland, FRN, 1.591%, 5/7/09 | 5,000 | 5,000 |
| Bank of Ireland, FRN, 1.699%, 6/19/09 | 25,000 | 25,000 |
| Bank of Nova Scotia, 0.59%, 7/6/09 | 19,000 | 19,000 |
| Bank of Nova Scotia, FRN, 1.586%, 5/6/09 | 33,750 | 33,750 |
| Bank of Scotland, FRN, 1.671%, 8/21/09 | 32,000 | 32,000 |
| Bank of Tokyo-Mitsubishi, 1.00%, 6/8/09 | 50,000 | 50,000 |
| Bank of Tokyo-Mitsubishi, 1.10%, 6/12/09 | 17,000 | 17,000 |
| Barclays Bank, 1.35%, 5/11/09 | 7,000 | 7,000 |
| Barclays Bank, 1.35%, 6/9/09 | 25,000 | 25,000 |
| Barclays Bank, 2.22%, 6/18/09 | 50,000 | 50,000 |
| Barclays Bank, FRN, 1.781%, 6/12/09 | 8,000 | 8,004 |
| Deutsche Bank, 0.62%, 7/14/09 | 50,000 | 50,000 |
| DNB NOR Bank, 1.68%, 9/4/09 | 50,000 | 50,000 |
| Fortis Bank, 3.30%, 9/10/09 | 29,000 | 29,000 |
| National Bank of Canada, 0.55%, 6/30/09 | 20,000 | 20,000 |
| National Bank of Canada, 0.55%, 7/22/09 | 35,000 | 35,000 |
| Nordea Bank Finland, 0.52%, 7/14/09 | 27,000 | 27,000 |
| Nordea Bank Finland, 1.78%, 5/3/10 | 53,500 | 53,500 |
| Rabobank Nederland, 0.86%, 10/23/09 | 5,000 | 5,000 |
| Royal Bank of Canada, 0.60%, 6/11/09 | 50,000 | 50,000 |
| San Paolo IMI S.p.A., 1.64%, 4/30/10 | 41,500 | 41,500 |
| San Paolo IMI S.p.A., 3.67%, 6/11/09 | 6,000 | 6,018 |

| | | |
|---|---|---|
| San Paolo IMI S.p.A., FRN, 0.96%, 5/13/09 | 17,000 | 17,000 |
| Sumitomo Mitsui Bank, 0.91%, 5/18/09 | 21,000 | 21,000 |
| Sumitomo Mitsui Bank, 0.91%, 7/15/09 | 11,000 | 11,000 |
| Sumitomo Mitsui Bank, 0.92%, 7/15/09 | 50,000 | 50,000 |
| UniCredito Italiano, FRN, 1.051%, 5/15/09 | 8,400 | 8,399 |
| | | 953,178 |
| Total Certificates of Deposit (Cost $1,390,181) | | 1,390,181 |

## COMMERCIAL PAPER 46.2%

**4(2) 34.6% (5)**

| | | |
|---|---|---|
| Alpine Securitization, 0.53%, 5/18/09 | 49,000 | 48,988 |
| Alpine Securitization, 0.55%, 7/6/09 | 50,000 | 49,950 |
| ASB Finance, 1.03%, 8/18/09 | 50,000 | 49,844 |
| Bryant Park Funding, 0.65%, 5/5/09 | 26,500 | 26,498 |
| Bryant Park Funding, 0.70%, 5/5/09 | 87,000 | 86,993 |
| Bryant Park Funding, 0.75%, 5/21/09 | 5,000 | 4,998 |
| Cafco, 0.75%, 6/16/09 | 5,000 | 4,995 |
| Cafco, 0.89%, 7/22/09 | 35,000 | 34,929 |
| Cafco, 0.90%, 6/22/09 | 20,000 | 19,974 |
| Cafco, 0.93%, 7/7/09 | 22,000 | 21,962 |
| Cafco, 0.95%, 7/8/09 | 35,000 | 34,937 |
| Chariot Funding, 0.30%, 5/8/09 | 12,900 | 12,899 |
| Chariot Funding, 0.45%, 7/6/09 | 25,800 | 25,779 |
| Ciesco, 0.95%, 6/3/09 | 12,000 | 11,990 |
| Ciesco, 0.95%, 7/8/09 | 50,000 | 49,910 |
| Ciesco, 0.95%, 7/13/09 | 49,000 | 48,906 |
| Citibank Credit Card Issuance Trust, 0.95%, 7/8/09 | 53,681 | 53,585 |
| Citibank Credit Card Issuance Trust, 0.97%, 7/6/09 | 60,000 | 59,893 |

| | | |
|---|---|---|
| Citibank Credit Card Issuance Trust, 0.98%, 7/8/09 | 9,000 | 8,983 |
| CME Group, 0.30%, 5/4/09 | 10,000 | 10,000 |
| CME Group, 0.40%, 7/13/09 | 15,000 | 14,988 |
| CRC Funding, 0.85%, 5/7/09 | 50,000 | 49,993 |
| CRC Funding, 0.85%, 5/14/09 | 7,000 | 6,998 |
| CRC Funding, 0.93%, 7/6/09 | 64,600 | 64,490 |
| Danske, 0.70%, 7/16/09 | 34,000 | 33,950 |
| Danske, 0.74%, 7/13/09 | 45,000 | 44,932 |
| E.ON AG, 0.95%, 7/29/09 | 6,800 | 6,784 |
| E.ON AG, 1.02%, 5/14/09 | 1,000 | 1,000 |
| E.ON AG, 1.05%, 5/5/09 | 6,000 | 5,999 |
| E.ON AG, 1.05%, 7/7/09 | 27,000 | 26,947 |
| Eksportfinans, 0.75%, 6/25/09 | 25,000 | 24,971 |
| Electricite de France, 0.35%, 5/11/09 | 10,000 | 9,999 |
| Fairway Finance, 0.65%, 6/1/09 | 8,000 | 7,995 |
| Fairway Finance, 0.65%, 6/2/09 | 15,248 | 15,239 |
| Falcon Asset Securitization, 0.30%, 5/5/09 | 8,885 | 8,885 |
| Falcon Asset Securitization, 0.50%, 5/18/09 | 7,000 | 6,998 |
| Falcon Asset Securitization, 0.50%, 6/15/09 | 25,000 | 24,984 |
| Falcon Asset Securitization, 0.51%, 5/7/09 | 12,500 | 12,499 |
| GDF Suez, 0.49%, 5/18/09 | 5,120 | 5,119 |
| GDF Suez, 0.53%, 5/11/09 | 25,000 | 24,996 |
| GDF Suez, 1.03%, 5/11/09 | 11,000 | 10,997 |
| GDF Suez, 1.04%, 5/13/09 | 8,000 | 7,997 |
| John Deere Capital, 0.50%, 5/11/09 | 4,950 | 4,949 |
| Jupiter Securitization, 0.35%, 5/6/09 | 34,000 | 33,998 |
| Jupiter Securitization, 0.35%, 6/18/09 | 11,589 | 11,584 |
| Jupiter Securitization, 0.50%, 5/6/09 | 14,000 | 13,999 |
| KfW International Finance, 0.41%, 5/6/09 | 38,000 | 37,998 |

| | | |
|---|---|---|
| Kitty Hawk Funding, 0.42%, 6/16/09 | 4,212 | 4,210 |
| Kitty Hawk Funding, 0.47%, 7/7/09 | 36,000 | 35,968 |
| Kitty Hawk Funding, 0.60%, 6/8/09 | 4,800 | 4,797 |
| Kitty Hawk Funding, 0.67%, 6/8/09 | 3,000 | 2,998 |
| Kitty Hawk Funding, 0.70%, 5/11/09 | 21,000 | 20,996 |
| Massachusetts Mutual Life Insurance, 0.40%, 5/5/09 | 25,000 | 24,999 |
| Massachusetts Mutual Life Insurance, 0.44%, 5/12/09 | 13,000 | 12,998 |
| Massachusetts Mutual Life Insurance, 0.44%, 5/13/09 | 15,740 | 15,738 |
| Massachusetts Mutual Life Insurance, 0.44%, 5/20/09 | 12,000 | 11,997 |
| Massachusetts Mutual Life Insurance, 0.45%, 5/6/09 | 12,000 | 11,999 |
| Massachusetts Mutual Life Insurance, 0.45%, 5/11/09 | 6,000 | 5,999 |
| National Australia Funding, 0.48%, 7/20/09 | 35,000 | 34,963 |
| New York Life Capital, 0.45%, 5/20/09 | 28,424 | 28,417 |
| Nokia, 0.24%, 5/11/09 | 7,000 | 7,000 |
| Old Line Funding, 0.45%, 7/13/09 | 18,444 | 18,427 |
| Old Line Funding, 0.52%, 5/11/09 | 6,400 | 6,399 |
| Old Line Funding, 0.55%, 5/15/09 | 11,000 | 10,998 |
| Old Line Funding, 0.60%, 6/8/09 | 4,009 | 4,006 |
| Old Line Funding, 0.65%, 5/1/09 | 14,395 | 14,395 |
| Old Line Funding, 0.65%, 5/11/09 | 2,109 | 2,109 |
| Old Line Funding, 0.65%, 6/2/09 | 6,131 | 6,127 |
| Old Line Funding, 0.65%, 6/3/09 | 28,858 | 28,841 |
| Old Line Funding, 0.65%, 6/5/09 | 14,000 | 13,991 |
| Park Avenue Receivables, 0.30%, 5/4/09 | 8,750 | 8,750 |
| Park Avenue Receivables, 0.30%, 5/20/09 | 15,000 | 14,998 |
| Park Avenue Receivables, 0.35%, 5/4/09 | 17,000 | 16,999 |
| Park Avenue Receivables, 0.45%, 5/26/09 | 7,043 | 7,041 |
| Park Avenue Receivables, 0.45%, 7/2/09 | 6,500 | 6,495 |
| Park Avenue Receivables, 0.55%, 6/2/09 | 37,000 | 36,982 |

| | | |
|---|---|---|
| Ranger Funding, 0.33%, 5/20/09 | 7,500 | 7,499 |
| Ranger Funding, 0.42%, 6/8/09 | 23,500 | 23,490 |
| Ranger Funding, 0.47%, 7/8/09 | 60,000 | 59,947 |
| Ranger Funding, 0.67%, 5/19/09 | 9,000 | 8,997 |
| Ranger Funding, 0.67%, 6/8/09 | 14,000 | 13,990 |
| Ranger Funding, 0.70%, 6/16/09 | 9,400 | 9,392 |
| Toronto-Dominion Bank, 0.45%, 7/13/09 | 10,000 | 9,991 |
| Toronto-Dominion Bank, 0.62%, 10/21/09 | 24,500 | 24,427 |
| Toronto-Dominion Bank, 1.00%, 9/17/09 | 50,000 | 49,807 |
| Toronto-Dominion Bank, 1.00%, 9/28/09 | 13,500 | 13,444 |
| Total Capital, 0.38%, 6/12/09 | 25,000 | 24,989 |
| Total Capital, 0.39%, 6/8/09 | 25,000 | 24,990 |
| Tulip Funding, 0.41%, 5/20/09 | 29,000 | 28,994 |
| Tulip Funding, 0.95%, 5/15/09 | 40,000 | 39,985 |
| Variable Funding Capital, 0.45%, 7/14/09 | 36,000 | 35,967 |
| Variable Funding Capital, 0.45%, 7/27/09 | 32,000 | 31,965 |
| Variable Funding Capital, 0.48%, 5/18/09 | 12,750 | 12,747 |
| Wal-Mart, 0.25%, 6/16/09 | 15,000 | 14,995 |
| Westpac Banking, 0.66%, 6/10/09 | 64,000 | 63,953 |
| Westpac Securities, FRN, 1.521%, 6/5/09 | 26,000 | 26,000 |
| Yorktown Capital, 0.45%, 6/16/09 | 14,000 | 13,992 |
| Yorktown Capital, 0.45%, 6/17/09 | 6,084 | 6,080 |
| Yorktown Capital, 0.65%, 5/11/09 | 5,000 | 4,999 |
| Yorktown Capital, 0.70%, 6/8/09 | 11,500 | 11,491 |
| | | 2,167,069 |
| **Non-4(2) 11.6%** | | |
| CBA Finance, 0.80%, 6/9/09 | 32,500 | 32,472 |
| Citigroup Funding, 0.30%, 5/22/09 (10) | 50,000 | 49,991 |
| Deutsche Bank Financial, 0.65%, 5/6/09 | 36,000 | 35,997 |

| | | |
|---|---|---|
| Vanderbilt University, 1.00%, 6/4/09 | 5,000 | 4,995 |
| | | 723,098 |
| Total Commercial Paper (Cost $2,890,167) | | 2,890,167 |

## MEDIUM-TERM NOTES 10.5%

| | | |
|---|---|---|
| American Honda Finance, FRN, 1.40%, 8/26/09 (1) | 38,000 | 38,000 |
| American Honda Finance, FRN, 1.459%, 9/18/09 (1) | 3,000 | 3,000 |
| Bear Stearns, FRN, 1.341%, 8/21/09 | 5,030 | 5,025 |
| Bear Stearns, FRN, 1.392%, 7/16/09 | 10,000 | 9,998 |
| Bear Stearns, FRN, 1.554%, 9/9/09 | 3,525 | 3,524 |
| BellSouth, FRN, 4.95%, 4/26/21 (1) | 31,000 | 31,741 |
| Fortis Bank, FRN, 1.272%, 9/28/09 | 4,400 | 4,392 |
| GE Capital, FRN, 1.356%, 8/31/09 | 20,000 | 20,001 |
| Goldman Sachs, 1.00%, 9/14/09 (10) | 75,000 | 75,000 |
| IBM International Group Capital, FRN, 1.394%, 7/29/09 | 59,200 | 59,206 |
| ING Bank, FRN, 1.666%, 6/17/09 (1) | 12,500 | 12,500 |
| ING USA Global Funding, FRN, 1.749%, 8/19/09 | 22,000 | 21,997 |
| International Bank for Reconstruction & Development, FRN 0.989%, 2/1/10 | 50,000 | 50,000 |
| JPMorgan Chase, FRN, 1.276%, 6/26/09 | 15,000 | 14,996 |
| Nationwide Life Global Funding, FRN, 1.684%, 9/9/09 (1) | 33,750 | 33,750 |
| New York Life Global Funding, FRN, 1.331%, 5/13/09 (1) | 27,000 | 27,000 |
| Paccar Financial, FRN, 1.304%, 6/3/09 | 25,000 | 24,998 |
| Pricoa Global Funding I, FRN, 1.592%, 9/25/09 (1) | 33,750 | 33,750 |
| Procter & Gamble, FRN, 1.176%, 7/6/09 (1) | 25,000 | 25,001 |
| Procter & Gamble International Funding, FRN, 1.486%, 2/8/10 | 12,250 | 12,250 |
| Roche Holdings, FRN, 2.249%, 2/25/10 (1) | 12,000 | 12,000 |
| Royal Bank of Scotland, FRN, 1.272%, 2/12/10 (10) | 25,000 | 25,000 |

| | | |
|---|---|---|
| Royal Bank of Scotland, FRN, 1.561%, 7/7/09 (1) | 18,000 | 18,000 |
| Target, FRN, 1.366%, 8/7/09 | 14,000 | 13,996 |
| Toyota Motor Credit, FRN, 0.46%, 6/8/09 | 52,000 | 52,000 |
| Wells Fargo, 3.552%, 5/1/09 | 25,000 | 25,888 |
| Total Medium-Term Notes (Cost $653,013) | | 653,013 |

**MUNICIPAL SECURITIES 15.0%**

| | | |
|---|---|---|
| Baltimore, Parking, VRDN, 1.15%, 7/1/32 | 6,980 | 6,980 |
| California Infrastructure & Econ. Dev. Bank, Orange County Performing Arts Center, VRDN, 1.00%, 7/1/34 | 11,000 | 11,000 |
| California Statewide CDA, Sharp Healthcare, Sweep Loan, VRDN 0.26%, 6/1/35 | 17,860 | 17,860 |
| Capital Region Airport Commission, VRDN, 0.57%, 6/1/35 (6) | 20,145 | 20,145 |
| Catholic Health Initiatives, TECP, 0.85%, 5/29/09 | 38,000 | 38,000 |
| Catholic Health Initiatives, TECP, 1.00%, 5/13/09 | 4,600 | 4,600 |
| Catholic Health Initiatives, TECP, 2.40%, 8/3/09 | 10,000 | 10,000 |
| Catholic Health Initiatives, TECP, 2.50%, 9/15/09 | 30,000 | 30,000 |
| Colorado Housing & Fin. Auth., Multi-Family, VRDN 1.40%, 10/1/32 | 4,955 | 4,955 |
| Contra Costa Water Dist., TECP, 0.65%, 7/7/09 | 5,000 | 5,000 |
| District of Columbia, George Washington Univ., VRDN 0.38%, 9/15/29 | 18,025 | 18,025 |
| Dormitory Auth. of the State of New York, Personal Income Tax VRDN, 0.62%, 3/15/26 | 2,000 | 2,000 |
| Georgia Housing & Fin. Auth., Single Family, VRDN 0.57%, 12/1/36 (1)(6) | 7,500 | 7,500 |
| Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 0.22%, 9/1/36 | 6,500 | 6,500 |
| Guilford County, GO, VRDN, 0.50%, 3/1/25 | 38,665 | 38,665 |
| Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 0.40%, 12/1/39 (8) | 26,600 | 26,600 |

| | | |
|---|---|---|
| Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 0.40%, 12/1/39 (8) | 26,750 | 26,750 |
| Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.47%, 10/1/29 | 17,000 | 17,000 |
| Illinois HFA, Central Dupage, VRDN, 0.41%, 11/1/27 | 15,000 | 15,000 |
| Illinois HFA, Central Dupage, VRDN, 0.45%, 11/1/27 | 13,950 | 13,950 |
| Indiana Fin. Auth., Duke Energy, VRDN, 0.70%, 12/1/39 (6) | 2,000 | 2,000 |
| Indiana Fin. Auth., Duke Energy, VRDN, 0.70%, 12/1/39 (6) | 3,000 | 3,000 |
| Indiana Health & Ed., JPMorgan Chase, Ascension Health, VRDN 0.56%, 11/15/30 | 5,200 | 5,200 |
| Jacksonville Electric Auth., Water & Sewer, VRDN 0.42%, 10/1/36 | 13,400 | 13,400 |
| Louisiana Public Fac. Auth., Christus Health, VRDN 0.32%, 7/1/31 | 2,250 | 2,250 |
| Maryland CDA, Residential, VRDN, 0.50%, 9/1/35 (6) | 6,000 | 6,000 |
| Maryland CDA, Residential, VRDN, 0.50%, 9/1/40 (6) | 19,000 | 19,000 |
| Maryland CDA, Residential, VRDN, 0.60%, 9/1/35 (6) | 6,000 | 6,000 |
| Maryland CDA, Residential, VRDN, 0.60%, 9/1/40 (6) | 23,000 | 23,000 |
| Maryland HHEFA, Johns Hopkins Hosp., TECP, 1.00%, 6/3/09 | 8,500 | 8,500 |
| Massachusetts HEFA, Harvard Univ., VRDN, 0.50%, 7/1/29 | 7,715 | 7,715 |
| Massachusetts HEFA, Partners Healthcare, VRDN 0.28%, 7/1/38 | 7,500 | 7,500 |
| Massachusetts HEFA, Partners Healthcare, VRDN 0.28%, 7/1/40 | 4,000 | 4,000 |
| Miami Dade County IDA, Dolphin Stadium, VRDN 1.30%, 7/1/31 | 20,130 | 20,130 |
| Minnesota Housing Fin. Agency, Single Family, VRDN 0.85%, 7/1/38 | 13,685 | 13,685 |
| Missouri HEFA, SSM Healthcare, VRDN, 0.46%, 6/1/33 | 5,000 | 5,000 |
| Montgomery County, TECP, GO, 2.25%, 5/7/09 | 30,000 | 30,000 |
| Montgomery County, TECP, GO, 3.00%, 5/7/09 | 18,500 | 18,500 |
| Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.27%, 11/15/25 | 8,650 | 8,650 |

| | | |
|---|---|---|
| New Mexico Fin. Auth., VRDN, 0.67%, 12/15/26 | 6,000 | 6,000 |
| New York City Transitional Fin. Auth., VRDN, 0.45%, 11/1/22 | 36,450 | 36,450 |
| New York Housing Fin. Agency, River Place II, VRDN 1.25%, 11/1/41 | 55,250 | 55,250 |
| Newport Beach, Hoag Memorial Hosp. Presbyterian, VRDN 0.40%, 12/1/40 | 13,700 | 13,700 |
| Newport Beach, Hoag Memorial Hosp. Presbyterian, VRDN, 0.40%, 12/1/40 | 9,700 | 9,700 |
| Norfolk IDA, Sentara Health, TECP, 0.55%, 5/14/09 | 8,000 | 8,000 |
| Oregon Housing & Community Services Dept., VRDN 0.50%, 7/1/37 (6) | 11,500 | 11,500 |
| Pinellas County HFA, BayCare Health, VRDN, 0.34%, 11/1/38 | 7,500 | 7,500 |
| Providence Health & Services, TECP, 1.25%, 5/6/09 | 13,000 | 13,000 |
| Providence Health & Services, TECP, 1.30%, 5/14/09 | 10,000 | 10,000 |
| Providence Health & Services, TECP, 1.35%, 5/18/09 | 8,000 | 8,000 |
| Providence Health & Services, TECP, 1.35%, 6/1/09 | 17,000 | 17,000 |
| Providence Health & Services, TECP, 1.40%, 6/3/09 | 4,500 | 4,500 |
| Providence Health & Services, TECP, 1.50%, 5/27/09 | 14,000 | 14,000 |
| Sacramento Municipal Utility Dist., VRDN, 0.20%, 8/15/28 | 20,000 | 20,000 |
| Salt River Project Agricultural Improvement & Power, TECP 0.50%, 5/12/09 | 9,000 | 9,000 |
| Salt River Project Agricultural Improvement & Power, TECP 0.60%, 5/14/09 | 12,100 | 12,100 |
| San Diego County Regional Transportation Commission, VRDN 0.30%, 4/1/38 | 12,035 | 12,035 |
| South Dakota HDA, Single Family, VRDN, 0.55%, 5/1/37 (6) | 6,000 | 6,000 |
| Southern Ute Indian Tribe, VRDN, 7.00%, 1/1/27 | 11,800 | 11,800 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Christus Health VRDN, 0.50%, 7/1/47 | 11,500 | 11,500 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.28%, 11/15/47 | 9,040 | 9,040 |
| Tennessee, GO, TECP, 0.90%, 6/8/09 | 4,500 | 4,500 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On April 30, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2008, the fund had $8,334,000 of unused capital loss carryforwards, of which $4,000 expire in fiscal 2009, $1,000 expire in fiscal 2010, $6,000 expire in fiscal 2013, $36,000 expire in fiscal 2014, $10,000 expire in fiscal 2015, and $8,277,000 expire in fiscal 2016.

At April 30, 2009, the cost of investments for federal income tax purposes was $6,309,218,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2009, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At April 30, 2009, none of the outstanding shares of the fund were held by the Spectrum Funds or the Retirement Funds.

As of April 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 331,467,127 shares of the fund, representing 5% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, of which no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2009, the fund earned $1,000 in interest income related to loans made to other funds on four days, in the average amount of $3,600,000, and at an average annual rate 1.25%. At April 30, 2009, there were no loans outstanding.

NOTE 7 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Directors has approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

In total, the fund paid $2,572,000, equal to 0.040% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expires on September 18, 2009. The participation fees are considered an extraordinary expense, for purposes of the investment management and administrative agreement, paid directly by the fund in addition to its all-inclusive annual fee. They are recognized in expenses ratably over the period of participation in the program.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The information also indicated that the fund’s expense ratio was below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer
Date	June 16, 2009